-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): July 15, 2004


                     BEAR STEARNS ASSET BACKED FUNDING II INC
                          Whole Auto Loan Trust 2003-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-107577-01                22-3863780
--------------------------------------------------------------------------------
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust 2003-1. This report and exhibit is being filed, pursuant to the terms of agreements dated October 7, 2003.

     On October 7, 2003, Bear Stearns Asset Backed Funding II Inc. entered into an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding II Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2003-1 (the "Trust"). Also on October 7, 2003, the Trust entered into
(1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding II Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     Additionally on October 7, 2003 Bear Stearns Asset Backed Funding II Inc. entered into (1) a Receivables Purchase Agreement (the "WALT Receivables Purchase Agreement"), between Whole Auto Loan Trust as seller, and Bear Stearns Asset Backed Funding II Inc., as purchaser, (2) a Receivables Purchase Agreement (the "ALFT 2002-1 Receivables Purchase Agreement"), between Auto Loan Funding Trust 2002-1, as seller and Bear Stearns Asset Backed Funding II Inc., as purchaser, (3) a Receivables Purchase Agreement (the "ALFT II Receivables Purchase Agreement"), between Auto Loan Funding Trust II, as seller and Bear
Stearns Asset Backed Funding II Inc., as purchaser and (4) a Receivables Purchase Agreement (the "ALFT IV Receivables Purchase Agreement" together with the WALT Receivables Purchase Agreement, the ALFT 2002-1 Receivables Purchase Agreement, and the ALFT II Receivables Purchase Agreement, the "Receivables Purchase Agreements"), between Auto Loan Funding Trust IV, as seller and Bear Stearns Asset Backed Funding II Inc., as purchaser.

     On July 15, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on July 15, 2004 as Exhibit 99.1.

Whole Auto Loan Trust 2003-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  July 16, 2004              By: /s/ Melissa Wilman
                                        -----------------------------
                                        Melissa Wilman
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2003-1
                        Statement to Certificateholders
                                July 15, 2004


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                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL            BEGINNING                                                                    ENDING
               FACE               PRINCIPAL                                                                    PRINCIPAL
   CLASS       VALUE              BALANCE            PRINCIPAL        INTEREST           TOTAL                 BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         758,000,000.00                0.00             0.00              0.00                  0.00                  0.00
A2A        834,000,000.00      718,885,624.23    83,933,418.48        838,699.89         84,772,118.37        634,952,205.75
A2B         20,000,000.00       17,239,463.41     2,012,791.81         53,011.35          2,065,803.16         15,226,671.60
A3A        160,875,000.00      160,875,000.00             0.00        246,675.00            246,675.00        160,875,000.00
A3B        273,250,000.00      273,250,000.00             0.00        453,139.58            453,139.58        273,250,000.00
A3C        160,875,000.00      160,875,000.00             0.00        288,234.38            288,234.38        160,875,000.00
A4         462,605,000.00      462,605,000.00             0.00        994,600.75            994,600.75        462,605,000.00
B           69,520,000.00       69,520,000.00     3,253,441.57        129,770.67          3,383,212.24         66,266,558.43
C           27,805,000.00       27,805,000.00     1,298,376.63         72,524.71          1,370,901.34         26,506,623.37
D           69,520,000.00       69,520,000.00     4,555,244.80        347,600.00          4,902,844.80         64,964,755.20
CERT                 0.00                0.00             0.00      2,693,014.32          2,693,014.32                  0.00
TOTALS   2,836,450,000.00    1,960,575,087.64    95,053,273.29      6,117,270.65        101,170,543.94      1,865,521,814.35
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                      CURRENT
                       BEGINNING                                                              ENDING                  PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL    CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
A1         96683MAH6       0.00000000     0.00000000      0.00000000       0.00000000        0.00000000      A1         1.100000 %
A2A        96683MAJ2     861.97317054   100.63959050      1.00563536     101.64522586      761.33358004      A2A        1.400000 %
A2B        96683MAQ6     861.97317050   100.63959050      2.65056750     103.29015800      761.33358000      A2B        3.690000 %
A3A        96683MAR4   1,000.00000000     0.00000000      1.53333333       1.53333333    1,000.00000000      A3A        1.840000 %
A3B        96683MAK9   1,000.00000000     0.00000000      1.65833332       1.65833332    1,000.00000000      A3B        1.990000 %
A3C        96683MAS2   1,000.00000000     0.00000000      1.79166670       1.79166670    1,000.00000000      A3C        2.150000 %
A4         96683MAL7   1,000.00000000     0.00000000      2.15000000       2.15000000    1,000.00000000      A4         2.580000 %
B          96683MAM5   1,000.00000000    46.79864169      1.86666671      48.66530840      953.20135831      B          2.240000 %
C          96683MAN3   1,000.00000000    46.69579680      2.60833339      49.30413019      953.30420320      C          3.130000 %
D          96683MAP8   1,000.00000000    65.52423475      5.00000000      70.52423475      934.47576525      D          6.000000 %
TOTALS                   691.20734991    33.51135162      2.15666437      35.66801598      657.69599829
--------------------------------------------------------------------------------------------------------  ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Xandrea H Powell
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5428
                              Fax: (212) 623-5933
                        Email: xandrea.powell@chase.com
             ------------------------------------------------------


      RECEIVABLES
                              Beginning Receivables Balance                                                     2,094,422,410.73
                              Ending Receivables Balance                                                        1,997,286,909.27
                              Beginning Number of Contracts                                                              140,573
                              Ending Number of Contracts                                                                 137,224

      COLLECTIONS
                              Interest:
                              Interest Collections                                                                  7,036,933.35
                              Reinvestment Income                                                                      68,245.18
                              Repurchased Loan Proceeds Related to Interest                                             1,638.87
                              Total Interest Collections                                                            7,106,817.40

                              Principal:
                              Principal Collections                                                                59,740,370.30
                              Prepayments in Full                                                                  33,704,160.73
                              Repurchased Loan Proceeds Related to Principal                                          815,228.61
                              Total Principal Collections                                                          94,259,759.64

                              Recoveries and Liquidation Proceeds                                                   1,584,225.94

                              Total Collections                                                                   102,950,802.98

                              Principal Losses for Collection Period                                                2,875,741.82

      DISTRIBUTIONS
      Fees:
                              Receivable Servicers                                                                  1,745,352.01
                              Data Administration and Reporting Fees:                                                  34,907.04
                              Other Fees:                                                                                   0.00
                              Total Fees:                                                                           1,780,259.05

      Interest Distribution Amounts
                              Interest Due - Class A-1                                                                      0.00
                              Interest Paid - Class A-1                                                                     0.00
                              Shortfall - Class A-1                                                                         0.00
                              Carryover Shortfall - Class A-1                                                               0.00
                              Change in Carryover Shortfall - Class A-1                                                     0.00

                              Interest Due - Class A-2a                                                               838,699.89
                              Interest Paid - Class A-2a                                                              838,699.89
                              Shortfall - Class A-2a                                                                        0.00
                              Carryover Shortfall - Class A-2a                                                              0.00
                              Change in Carryover Shortfall - Class A-2a                                                    0.00

                              Interest Due - Class A-2b                                                                53,011.35
                              Interest Paid - Class A-2b                                                               53,011.35
                              Shortfall - Class A-2b                                                                        0.00
                              Carryover Shortfall - Class A-2b                                                              0.00
                              Change in Carryover Shortfall - Class A-2b                                                    0.00

                              Interest Due - Class A-3a                                                               246,675.00
                              Interest Paid - Class A-3a                                                              246,675.00
                              Shortfall - Class A-3a                                                                        0.00
                              Carryover Shortfall - Class A-3a                                                              0.00
                              Change in Carryover Shortfall - Class A-3a                                                    0.00

                              Interest Due - Class A-3b                                                               453,139.58
                              Interest Paid - Class A-3b                                                              453,139.58
                              Shortfall - Class A-3b                                                                        0.00
                              Carryover Shortfall - Class A-3b                                                              0.00
                              Change in Carryover Shortfall - Class A-3b                                                    0.00

                              Interest Due - Class A-3c                                                               288,234.38
                              Interest Paid - Class A-3c                                                              288,234.38
                              Shortfall - Class A-3c                                                                        0.00
                              Carryover Shortfall - Class A-3c                                                              0.00
                              Change in Carryover Shortfall - Class A-3c                                                    0.00

                              Interest Due - Class A-4                                                                994,600.75
                              Interest Paid - Class A-4                                                               994,600.75
                              Shortfall - Class A-4                                                                         0.00
                              Carryover Shortfall - Class A-4                                                               0.00
                              Change in Carryover Shortfall - Class A-4                                                     0.00

                              Interest Due - Class B                                                                  129,770.67
                              Interest Paid - Class B                                                                 129,770.67
                              Shortfall - Class B                                                                           0.00
                              Carryover Shortfall - Class B                                                                 0.00
                              Change in Carryover Shortfall - Class B                                                       0.00

                              Interest Due - Class C                                                                   72,524.71
                              Interest Paid - Class C                                                                  72,524.71
                              Shortfall - Class C                                                                           0.00
                              Carryover Shortfall - Class C                                                                 0.00
                              Change in Carryover Shortfall - Class C                                                       0.00

                              Interest Due - Class D                                                                  347,600.00
                              Interest Paid - Class D                                                                 347,600.00
                              Shortfall - Class D                                                                           0.00
                              Carryover Shortfall - Class D                                                                 0.00
                              Change in Carryover Shortfall - Class D                                                       0.00

                              Interest Due - Total                                                                  3,424,256.33
                              Interest Paid - Total (Includes Certificates)                                         6,117,270.65
                              Shortfall - Total                                                                             0.00
                              Carryover Shortfall - Total                                                                   0.00
                              Change in Carryover Shortfall - Total                                                         0.00
       Principal Allocations
                              First Allocation of Principal                                                                 0.00
                              Second Allocation of Principal                                                                0.00
                              Third Allocation of Principal                                                                 0.00
                              Regular Principal Allocation                                                         95,053,273.28
                              Total Principal Allocations                                                          95,053,273.28

      Principal Distribution Amounts
                              Principal Distribution - Class A-1                                                            0.00
                              Principal Distribution - Class A-2a                                                  83,933,418.48
                              Principal Distribution - Class A-2b                                                   2,012,791.81
                              Principal Distribution - Class A-3a                                                           0.00
                              Principal Distribution - Class A-3c                                                           0.00
                              Principal Distribution - Class A-3b                                                           0.00
                              Principal Distribution - Class A-4                                                            0.00
                              Principal Distribution - Class B                                                      3,253,441.57
                              Principal Distribution - Class C                                                      1,298,376.63
                              Principal Distribution - Class D                                                      4,555,244.80

                              Certificate Distribution                                                              2,693,014.32

      Total Distribution                                                                                          102,950,802.98

      PORTFOLIO INFORMATION
                              Weighted Average Coupon                                                                     3.88 %
                              Weighted Average Original Term (months)                                                      59.33
                              Weighted Average Remaining Term                                                              39.69
                              Weighted Average Age (months)                                                                20.71
                              Remaining Number of Receivables                                                            137,224
                              Portfolio Receivable Balance (end of period)                                      1,997,286,909.27
                                                    Discount Receivables                                        1,359,227,072.10
                                                    Non-Discount Receivables                                      534,103,168.87
                              Adjusted Portfolio Receivable Balance (end of period)                             1,893,330,240.97

      OVERCOLLATERALIZATION INFORMATION
                              Overcollateralization Amount                                                         27,808,426.61
                              Target Level of Overcollateralization                                                27,808,426.61

      NET LOSS AND DELINQUENCY* ACCOUNT ACTIVITY
                              Total Principal Losses for Collection Period                                          2,875,741.82
                              Recoveries and Liquidation Proceeds                                                   1,584,225.94
                              Net Losses for Collection Period                                                      1,291,515.88
                              Net Loss Rate for Collection Period(annualized)                                           0.7400 %

                              Cumulative Net Losses for all Periods($)                                             10,869,839.21
                              Cumulative Net Losses for all Periods(% of original portfolio)                            0.3677 %

                              Delinquent* Receivables
                              Number of Contracts
                              31 - 60 Days Delinquent                                                                      1,796
                              61 - 90 Days Delinquent                                                                        240
                              91 - 120 Days Delinquent                                                                        77
                              Over 120 Days Delinquent                                                                       118
                              Sub Total                                                                                    2,231
                              Repossesions (# of vehicles)                                                                   223
                              Total Number of Delinquencies and Repossesions                                               2,454

                              $ Amount of Delinquency*
                              31 - 60 Days Delinquent                                                              27,133,612.26
                              61 - 90 Days Delinquent                                                               3,601,018.10
                              91 - 120 Days Delinquent                                                              1,334,042.45
                              Over 120 Days Delinquent                                                              1,853,571.12
                              Sub Total                                                                            33,922,243.93
                              Repossesions                                                                          3,642,230.19
                              Total Amount of Delinquencies and Repossesions                                       37,564,474.12

                              % of End Period Balance*
                              31 - 60 Days Delinquent                                                                   1.3585 %
                              61 - 90 Days Delinquent                                                                   0.1803 %
                              91 - 120 Days Delinquent                                                                  0.0668 %
                              Over 120 Days Delinquent                                                                  0.0928 %
                              Sub Total                                                                                 1.6984 %
                              Repossesions                                                                              0.1824 %
                              Total % of Delinquencies and Repossesions                                                 1.8808 %

                              Monthly Net Loss Rate:
                              Current Collection Period                                                                 0.0617 %
                              Preceding Collection Period                                                               0.0485 %
                              Second Preceding Collection Period                                                        0.0560 %
                              Three Month Average                                                                       0.0554 %
                              Annualized Average Net Loss Rate                                                         0.06648 %

     * As of the May 2004 Investor Report, delinquencies are determined by the Servicer solely based on the days past due for each account. Prior to the May
2004 Investor Report, additional data provided by the Receivables Servicers was utilized in the delinquency determination.
